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                                                                  EXHIBIT 10.60


                  AGREEMENT FOR THE SALE AND PURCHASE OF STOCK

        THIS AGREEMENT FOR THE SALE AND PURCHASE OF STOCK (this "Agreement") is made effective as of the close of business on October 10, 2001 by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation ("Seller"), and FIDELITY NATIONAL INFORMATION SOLUTIONS, INC., a Delaware corporation ("Buyer").

                              W I T N E S S E T H :
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        WHEREAS, pursuant to that certain Settlement Agreement and Mutual
General Release (the "Settlement Agreement"), Seller, among other things, purchased an aggregate of 40,000 shares (the "Shares") of common stock of Fidelity National Tax Service, Inc., representing 20% of the issued and outstanding shares of stock, from William F. McCreary, Sr., individually and as Trustee of the McCreary Family Trust, Christopher M. McCreary; William F. McCreary; Dean P. McCreary; Mark R. Johnson; and Alan H. Martin;

        WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller all of the Shares, to be effective as of the close of business on October 10, 2001, pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises and agreements of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1. SALE AND TRANSFER OF STOCK OF FIDELITY NATIONAL TAX SERVICE, INC. Subject to the terms set forth in this Agreement, at the Closing (as defined in Section 3), Seller shall sell, transfer and convey to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title and interest in and to the Shares, free and clear of all liens, claims, encumbrances, pledges, options, security interests and any other adverse interests. At the Closing, Seller shall deliver to Buyer all certificates evidencing the Shares, properly endorsed for transfer.

2. PURCHASE CONSIDERATION FOR SHARES. As consideration for the transfer of the Shares to Buyer by Seller, Buyer covenants and agrees to deliver to Seller Five Million Four Hundred Thousand Dollars ($5,400,000) at the Closing.

3. CLOSING. The Closing of the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall take place at 12:00 p.m. PDT on or around October 10, 2001, or at such later date as agreed by the parties hereto, by Seller and Buyer exchanging signature pages in person or by facsimile transmission and sending any original documents required to be delivered hereunder personally or by mail.

4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller makes the representations and warranties set forth below as of the date of this Agreement and as of the date of the Closing. Any breach of or inaccuracy in such representations and warranties shall be subject to the provisions of Section 9 hereof.



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        4.1     ORGANIZATION AND STANDING. Seller is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware.

        4.2 AUTHORITY AND BINDING EFFECT. Seller has the full corporate power and authority to execute and deliver this Agreement and any exhibits hereto. The performance by Seller of each of its obligations contained herein has been duly authorized by all necessary corporate action of Seller and this Agreement has been duly executed and delivered by Seller.

        4.3 TITLE TO AND ADEQUACY OF PURCHASED ASSETS. At the Closing, Seller will convey and transfer to Purchaser good, complete and marketable title to all of the Purchased Assets, free and clear of any and all restrictions and conditions on transfer or assignment, and free and clear of any and all liens. All of the Purchased Assets are in the exclusive possession and control of Seller and Seller has the unencumbered right to use and sell to Purchaser all of the Purchased Assets without interference from others. No actions, proceedings or transactions have been commenced or undertaken by Seller that give or would give rights to any person, other than Purchaser, in any of the Purchased Assets or interfere with the consummation of the transactions contemplated by this Agreement.

        4.4 OWNERSHIP OF SHARES. Seller is, and at the Closing will be, the owner, beneficially and of record, of the Shares. All of the Shares will at the Closing be transferred to Buyer free and clear of all liens, claims, encumbrances, security interests, pledges, equities, options, charges, restrictions and defects in title of any nature whatsoever, other than restrictions imposed by federal and applicable state securities laws which do not constitute an impediment to the transfer described in this Agreement.

        4.5    SECURITIES LAW COMPLIANCE.

                (a) Seller represents and warrants that it is acquiring Buyer's Shares for its own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "1933 Act").

                (b) Seller understands that (i) Buyer's Shares have not been registered under the 1933 Act by reason of a specific exemption therefrom, that they must be held by Seller indefinitely, and that Seller must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; (ii) each certificate representing Buyer's Shares will be endorsed with the following legend:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

and (iii) the Buyer will instruct any transfer agent not to register the transfer of any of Buyer's Shares unless the conditions specified in the foregoing legend are satisfied.



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                (c)     Seller has been furnished with such materials and has
been given access to such information relating to the Buyer as Seller has requested and Seller has been afforded the opportunity to ask questions regarding Buyer and Buyer's Shares, all as it has found necessary to make an informed investment decision.

                (d) Seller represents and warrants that it is accredited investor within the meaning of Regulation D under the 1933 Act.

5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes the representations and warranties set forth below as of the date of this Agreement and as of the date of Closing. Any breach of or inaccuracy in such representations and warranties shall be subject to the provisions of Section 6 hereof.

        5.1 ORGANIZATION AND STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        5.2 AUTHORITY AND BINDING EFFECT. Buyer has the full corporate power and authority to execute and deliver this Agreement and any exhibits hereto. The performance by Buyer of each of its obligations contained herein has been duly authorized by all necessary corporate action of Seller and this Agreement has been duly executed and delivered by Seller.

        5.3 OWNERSHIP OF BUYER'S SHARES. Buyer is, and at the Closing will be, the owner, beneficially and of record, of the all of Buyer's Shares. All of Buyer's Shares will at the Closing be transferred to Seller free and clear of all liens, claims, encumbrances, security interests, pledges, equities, options, charges, restrictions and defects in title of any nature whatsoever, other than restrictions imposed by federal and applicable state securities laws which do not constitute an impediment to the transfer described in this Agreement.

6.      INDEMNITY.

        6.1 OBLIGATIONS OF SELLER. Seller hereby agrees that it will indemnify, hold harmless and defend Buyer, its successors and assigns from and against any and all demands, claims, actions, suits, and any other legal or investigative proceedings brought against Buyer, its successors or assigns and any judgments rendered therein or settlements thereof, and all liabilities, damages, losses, costs and expenses suffered by Buyer, its successors or assigns, including, without limitation, reasonable attorneys' fees that arise from or are in connection with any facts, circumstances or events, the existence or happening of which constitutes a breach of any of the representations, warranties or covenants of Seller contained in this Agreement.

        6.2 OBLIGATIONS OF BUYER. Buyer hereby agrees that it will indemnify, hold harmless and defend Seller, its successors and assigns from and against any and all demands, claims, actions, suits, and any other legal or investigative proceedings brought against Seller, its successors or assigns and any judgments rendered therein or settlements thereof, and all liabilities, damages, losses, costs and expenses suffered by Seller, its successors or assigns, including, without limitation, reasonable attorneys' fees that arise from or are in connection with any facts, circumstances or events, the existence or happening of which constitutes a breach of any of the representations, warranties or covenants of Buyer contained in this Agreement.



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        6.3     THIRD-PARTY CLAIMS. In the event of a written assertion of a third-party claim or dispute which, if adversely determined would entitle any of the indemnified parties pursuant to Sections 9.1 or 9.2 ("Indemnified Parties") to indemnification hereunder, the Indemnified Parties shall promptly notify the indemnifying party thereof in writing; provided, however, that any delay in providing or failure to provide such notification shall not affect the right of the Indemnified Parties to indemnification hereunder except to the extent the indemnifying party is materially prejudiced by the delay or failure. The indemnifying party may elect, by written notice to the Indemnified Party, to assume and direct, at its sole expense, the defense of any such third-party claim, and may, at its sole expense, retain counsel in connection therewith, provided that such counsel is reasonably acceptable to the Indemnified Party. After the assumption of such defense by the indemnifying party with counsel reasonably acceptable to the Indemnified Party, the indemnifying party shall not be responsible for the payment of legal fees incurred thereafter by the Indemnified Parties (who may, however, continue to participate in the defense thereof with separate counsel). No party hereto may settle or compromise any such third-party claim or dispute without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

7.      MISCELLANEOUS.

        7.1 FURTHER ASSURANCES. Seller and Buyer covenant and agree that each shall execute and deliver at the Closing such instruments and take such other actions as the other party may reasonably request in order to carry out the intent of this Agreement or to better evidence or effectuate the transactions contemplated hereby.

        7.2 NOTICES. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, (i) on the date of delivery if delivered in person or by facsimile, with confirmation of transmission; or (ii) on the third business day following the deposit thereof in the United States mail, provided it is mailed by certified mail, return-receipt requested and postage prepaid and properly addressed to the addresses set forth below. Any party hereto may from time to time, by written notice to the other parties, designate a different address, which shall be substituted for the one specified below.

                        If to Buyer:

                        Fidelity National Information Solutions, Inc. 4050 Calle Real
                        Santa Barbara, CA 93110
                        Fax No.: (805) 696-7822
                        Attn: Eric Swenson, President and Chief Operating
                              Officer

                        If to Seller:

                        Fidelity National Financial, Inc.
                        4050 Calle Real, Suite 220
                        Santa Barbara, CA 93110
                        Fax:  (805) 696-7809
                        Attn: Marlan Walker, Executive Vice President



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        7.3     ASSIGNMENT. Neither party may assign this Agreement, or assign its rights or delegate its duties hereunder without the prior written consent of the other party, and any such attempt without consent shall be void.

        7.4 SEVERABILITY. Any provision of this Agreement which is illegal, invalid or unenforceable shall be ineffective to the extent of such illegality, invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

        7.5 GOVERNING LAW. This Agreement is deemed to have been made in the State of California and its interpretation, its construction and the remedies for its enforcement or breach are to be applied pursuant to, and in accordance with, the laws of the State of California for contracts made and to be performed in that state.

        7.6 ENTIRE AGREEMENT; AMENDMENT. This Agreement and any exhibits and documents to be executed and delivered pursuant hereto, constitute all of the agreements of the parties with respect to, and supersede all prior agreements and understandings relating to the subject matter of this Agreement or the transactions contemplated by this Agreement. This Agreement may not be modified or amended except by a written instrument specifically referring to this Agreement signed by the parties hereto.

        7.7 WAIVER. No waiver by one party of the other party's obligations, or of any breach or default hereunder by any other party, shall be valid or effective, unless such waiver is set forth in writing and is signed by the party giving such waiver; and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature or any other breach or default by such other party.

        7.8 INTERPRETATION; HEADINGS. This Agreement is the result of arms'-length negotiations between the parties hereto and no provision hereof, because of any ambiguity found to be contained therein or otherwise, shall be construed against a party by reason of the fact that such party or its legal counsel was the draftsman of that provision. The section, subsection and any paragraph headings contained herein are for the purpose of convenience only and are not intended to define or limit or affect, and shall not be considered in connection with, the interpretation of any of the terms or provisions of this Agreement.

        7.9 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.10 EXPENSES. Each party shall pay all of its respective costs and expenses incurred or to be incurred by it in negotiating and preparing and in carrying out and performing the transactions contemplated hereby.

        7.11 DISPUTE RESOLUTION PROVISION. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with the procedures specified in this Section 7.11, which shall be the sole and exclusive procedures for the resolution of any such disputes.

        (a) The parties will attempt in good faith to resolve any claim or controversy arising out of or relating to the execution, interpretation and performance of this Agreement


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(including the validity, scope and enforceability of this mediation and arbitration provision) promptly by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after the delivery of such notice, the receiving party shall submit to the other a written response. The notice and the response shall include (a) a statement of the party's position and a summary of the arguments supporting that position, and (b) the name and title of the executive who will represent that party and any other person who will accompany the executive. Within thirty (30) days after delivery of the notifying party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

                (b) Any dispute arising out of or relating to this Agreement or its breach, termination or validity which has not been resolved by the non-binding procedure specified in subsection (a) above, within ninety (90) days of the initiation of the date of delivery of notice shall be submitted to the exclusive jurisdiction of the courts of the State of California located in Santa Barbara.

                            (SIGNATURE PAGE FOLLOWS)



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        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

BUYER:                                                  SELLER:

FIDELITY NATIONAL INFORMATION                           FIDELITY NATIONAL FINANCIAL, INC., a
SOLUTIONS, INC., a Delaware corporation                 Delaware corporation

By:                                                     By:
   ---------------------------------------                 ----------------------------------
Name:                                                   Name:
     -------------------------------------                   --------------------------------
Title:                                                  Title:
      ------------------------------------                    -------------------------------




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